UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21357
                                   ---------

               FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST
               ------------------------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end: 3/31
                         ----

Date of reporting period: 3/31/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2004
--------------------------------------------------------------------------------



                                 [PHOTO OMITTED]



--------------------------------------------------------------------------------
               ANNUAL REPORT AND SHAREHOLDER INFORMATION | INCOME
--------------------------------------------------------------------------------

                               FRANKLIN TEMPLETON
                          LIMITED DURATION INCOME TRUST

--------------------------------------------------------------------------------



                                     [LOGO]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE


Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.


TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.


RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.



--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

[PHOTO OMITTED]


Not part of the annual report

Contents

ANNUAL REPORT

Franklin Templeton Limited Duration
Income Trust ................................  1

Performance Summary .........................  6

Dividend Reinvestment Plan ..................  7


Financial Highlights and
Statement of Investments .................... 10

Financial Statements ........................ 19

Notes to Financial Statements ............... 22

Independent Auditors' Report ................ 29

Board Members and Officers .................. 30

Proxy Voting Policies and Procedures ........ 34

--------------------------------------------------------------------------------

Annual Report

Franklin Templeton
Limited Duration Income Trust

YOUR FUND'S GOALS AND PRIMARY INVESTMENTS: Franklin Templeton Limited Duration Income Trust seeks to provide high, current income, with a secondary objective of capital appreciation to the extent possible, through a portfolio consisting primarily of high yield corporate bonds, floating rate bank loans and mortgage-and other asset-backed securities.



Dear Shareholder:

We are pleased to bring you Franklin Templeton Limited Duration Income Trust's first annual report covering the period from the Fund's commencement of operations on August 27, 2003, through March 31, 2004.


PERFORMANCE OVERVIEW

Franklin Templeton Limited Duration Income Trust posted a cumulative total return of +7.11% based on net asset value and +3.16% based on market price from the Fund's commencement of operations on August 27, 2003, through March 31, 2004. Share price, as measured by net asset value, rose from $14.33 per share on August 27, 2003, to $14.75 at period-end, and the market price decreased from $15.00 to $14.87 over the same period. You can find the Fund's performance data in the Performance Summary on page 6.






THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.


                                                               Annual Report | 1

ECONOMIC AND MARKET OVERVIEW

Over the seven-month reporting period, the U.S. economy experienced a healthy pace of expansion. However, much of the fixed income markets' focus was directed toward a somewhat mixed employment picture. Although the unemployment rate declined over the period, from 6.1% to 5.7%, job creation was slower than many market participants anticipated.1 The lack of new jobs helped drive a drop in interest rates, with the 10-year Treasury yield falling from 4.54% to 3.86%. However, lower interest rates meant reduced mortgage rates, enabling many homeowners to refinance their mortgages. Refinancing activity helped keep home sales and prices near three-year highs. These events, combined with personal income tax reductions, helped improve consumers' net worths and spending ability, thereby supporting the country's economic growth.

Increased business spending also contributed to economic growth. After having been nearly absent since the end of 2000, business spending was quite robust in the latter half of 2003. Nonresidential investment spending rose at annualized rates of 12.8% and 10.9% in 2003's third and fourth quarters.2 Lower interest rates enabled many businesses to refinance their old debt at more attractive levels, in turn boosting profits and operating performance.

Productivity also continued to grow, which helped businesses generate more goods and services without substantially raising inflation and labor costs. The core Consumer Price Index, a measure of inflation that excludes food and energy, rose 1.6% for March 2004 compared with the same month a year earlier. Expected inflation is a key determinant of interest rates, and recent, subdued inflation contributed to the historically low interest rate environment throughout the reporting period. In addition to the positive effect of declining interest rates on the economy, corporate dividend tax reductions supported economic growth.



1. Source: Bureau of Labor Statistics.
2. Source: Bureau of Economic Analysis.



2 | Annual Report

INVESTMENT STRATEGY

We invest in a diversified mix of fixed income securities, primarily high yield corporate bonds, senior secured floating rate bank loans, and mortgage- and other asset-backed securities. Our top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers drives our investment process. We seek to maintain a limited duration, or interest rate sensitivity, to moderate the impact that fluctuating interest rates might have on the Fund's fixed income portfolio. Within the corporate bond and bank loan sectors, we seek securities trading at reasonable valuations from issuers with characteristics such as strong market positions, stable cash flows, reasonable capital structures, supportive asset values, strong sponsorship and improving credit fundamentals. In the mortgage- and other asset-backed securities sector, we look to capture an attractive income stream and total return through our analysis of security prepayment assumptions, pricing inefficiencies, and underlying collateral characteristics.


MANAGER'S DISCUSSION

In terms of bond sector allocation, at period-end the Fund's largest weighting was in high yield corporate bonds, given our positive fundamental outlook. The second-largest weighting was in floating rate bank loans, which we believed could benefit from an improving credit cycle while offering the added advantage of reduced interest rate sensitivity.

Among high yield corporate bonds, improving company earnings and declining default rates drove the sector's relatively strong returns since the Fund's August 2003 launch. As a result, high yield corporate bond yield spreads over comparable-maturity U.S. Treasuries narrowed to about 5% by March 31, 2004 -- somewhat tighter than longer-term averages. We maintained our largest weighting in this sector based on our favorable outlook for corporate fundamentals and credit measures, combined with high yield corporate bonds' historically lower level of interest rate sensitivity.






DIVIDEND DISTRIBUTIONS*
8/27/03-3/31/04

--------------------------------------
  MONTH     DIVIDEND PER COMMON SHARE
--------------------------------------
  September                        --
--------------------------------------
  October                          --
--------------------------------------
  November**               9.88 cents
--------------------------------------
  December                 9.88 cents
--------------------------------------
  January                  9.88 cents
--------------------------------------
  February                 9.88 cents
--------------------------------------
  March                    9.88 cents
--------------------------------------
  TOTAL                   49.40 CENTS
--------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Initial distribution; the first dividend was paid on 11/3/03.

                                                               Annual Report | 3

During the period under review, the floating rate bank loan market, where the Fund held 26.6% of total assets at period-end, remained strong, benefiting our underlying holdings within the sector. Rising credit quality and healthy demand from traditional and non-traditional loan investors such as hedge funds and other institutional vehicles helped push loan prices higher. Much of the demand was spurred by generally improving credit quality and prospects for higher interest rates in the future, a situation that would benefit bank loans' yield payouts given their periodic floating rate adjustment to short-term interest rates. Declining default rates indicated the loan market's improving credit quality, and by March 31, 2004, independent credit rating agency Standard & Poor's loan default rate declined to 1.5% (as measured by number of all loans), down from 2.3% at year-end 2003 and 4.5% in 2002.

During the period under review, we used our research to uncover areas of the markets where we thought mortgage risk may have offered value. In the recent interest rate environment, we looked to add to those positions with valuations that we considered attractive, consistent with our investment strategy. In terms of coupon, we invested across a wide spectrum of securities. Against the backdrop of declining interest rates, the mortgage-backed market provided positive returns since the Fund's launch.

Toward the end of the reporting period, the Fund also initiated positions in select investment grade foreign government bonds, providing further diversification for the Fund.

Following its August 2003 launch, the Fund distributed its first monthly dividend and issued $190 million of preferred stock in November 2003. Proceeds from the preferred stock issuance were invested in fixed income sectors consistent with our current investment strategy. We thank you for your continued participation in


PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 3/31/04*

[PIE CHART OMITTED]

o High Yield Corporate Bonds                                  37.6%
o Floating Rate Loans                                         26.6%
o Mortgage-Bakced Securities                                  20.9%
o Other Asset-Backed Securities                               7.2%
o Foreign Government & Agency Securities                      2.9%
o Investment Grade Corporate Bonds                            2.2%
o Preferred Stock                                             0.7%
o Short-Term Investments & Other Net Assets                   1.9%

*Total assets equal net assets plus preferred stock.

4 | Annual Report

Franklin Templeton Limited Duration Income Trust and look forward to serving your investment needs.

Sincerely,

[PHOTO OF CHRISTOPHER J. MOLUMPHY]
/S/Christopher J. Molumphy

Christopher J. Molumphy, CFA



[PHOTO OF RICHARD S. HSU]
/S/Richard S. Hsu

Richard S. Hsu



[PHOTO OF ERIC G. TAKAHA]
/S/Eric G. Takaha

Eric G. Takaha, CFA


[PHOTOOFROGER A. BAYSTON]

/S/Roger A. Bayston

Roger A. Bayston, CFA



Portfolio Management Team
Franklin Templeton Limited Duration Income Trust




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 3/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.



PRICE AND DISTRIBUTION INFORMATION 1
-----------------------------------------------------------------------------------------------------
                                                        CHANGE           3/31/04          8/27/03
-----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$0.42            $14.75           $14.33
-----------------------------------------------------------------------------------------------------
  Market Value (AMEX)                                   -$0.13            $14.87           $15.00
-----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.4940
-----------------------------------------------------------------------------------------------------

PERFORMANCE 1
-----------------------------------------------------------------------------------------------------
                                                                 COMMENCEMENT OF OPERATIONS (8/27/03)
-----------------------------------------------------------------------------------------------------
  Cumulative Total Return2
-----------------------------------------------------------------------------------------------------
   Based on change in NAV                                                                  +7.11%
-----------------------------------------------------------------------------------------------------
   Based on change in market price                                                         +3.16%
-----------------------------------------------------------------------------------------------------
  Aggregate Total Return2
-----------------------------------------------------------------------------------------------------
   Based on change in NAV                                                                  +7.11%
-----------------------------------------------------------------------------------------------------
   Based on change in market price                                                         +3.16%
-----------------------------------------------------------------------------------------------------
     Distribution Rate 3                      7.97%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.




ENDNOTES


INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS MAY AFFECT THE FUND'S SHARE PRICE AND YIELD. THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL.


1. Figures are for common shares.
2. Total return calculations represent the cumulative and aggregate changes in value of an investment since commencement of operations. Since shares have existed for less than one year, average annual total returns are not provided.
3. Distribution rate is based on an annualization of the 9.88 cent per share March dividend and the AMEX closing price of $14.87 per share on 3/31/04.


6 |Past performance does not guarantee future results. | Annual Report

Dividend Reinvestment Plan


The Fund's Dividend Reinvestment Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions ("Distributions") in shares of the Fund. PFPC, Inc. (the "Agent"), P.O. Box 43027, Providence, RI 02940-3027, will act as your Agent in administering the Plan. The Agent will open an account for you under the Plan in the same name as your outstanding shares are registered. The complete Terms and Conditions of the Dividend Reinvestment Plan are contained in the Fund's Dividend Reinvestment Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive Distributions in cash. If you own shares in your own name, you should notify the Agent, in writing, if you wish to receive Distributions in cash.

If the Fund declares a Distribution, you, as a participant in the Plan, will automatically receive an equivalent amount of shares of the Fund purchased on your behalf by the Agent.

If on the payment date for a Distribution, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions, the Agent shall receive newly issued shares, including fractions, from the Fund for your account. The number of additional shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of the net asset value per share on the payment date, or 95% of the then current market price per share.

If the net asset value per share exceeds the market price plus estimated brokerage commissions on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall try, for a purchase period of 30 days, to apply the amount of such Distribution on your shares (less your pro rata share of brokerage commissions incurred) to purchase shares on the open market. The weighted average price (including brokerage commissions) of all shares it purchases shall be your allocated price per share. If, before the Agent has completed its purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the shares as of the payment date, the purchase price the Agent paid may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if such Distribution had been paid in shares issued by the Fund. Participants should note that they will not be able to instruct the Agent to purchase shares at a specific time or at a specific price. The Agent may make open-market purchases on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.






                                                               Annual Report | 7

The market price of shares on a particular date shall be the last sales price on the American stock exchange, or, if there is no sale on the exchange on that date, then the mean between the closing bid and asked quotations on the exchange on such date. The net asset value per share on a particular date shall be the amount most recently calculated by or on behalf of the Fund as required by law.

The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent's negligence, bad faith, or willful misconduct or that of its employees. Your uninvested funds held by the Agent will not bear interest. The Agent shall have no responsibility for the value of shares acquired. For the purpose of cash investments, the Agent may commingle your funds with those of other participants of the same Fund.

There is no direct charge to participants for reinvesting Distributions, since the Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. If you elect by notice to the Agent to have it sell part or all of your shares and remit the proceeds, the Agent will deduct brokerage commissions from the proceeds.

The automatic reinvestment of Distributions does not relieve you of any taxes that may be payable on Distributions. In connection with the reinvestment of Distributions, shareholders generally will be treated as having received a Distribution equal to the cash Distribution that would have been paid.

The Agent will forward to you any proxy solicitation material and will vote any shares so held for you first in accordance with the instructions set forth on proxies you return to the Fund, and then with respect to any proxies you do not return to the Fund in the same portion as the Agent votes proxies the participants return to the Fund.






8 | Annual Report

As long as you participate in the Plan, the Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you. Upon your written request, the Agent will deliver to you, without charge, a certificate or certificates for the full shares. The Agent will send you a confirmation of each acquisition made for your account as soon as practicable, but not later than 60 days after the acquisition date. Although from time to time you may have an undivided fractional interest in a share of the Fund, no certificates for a fractional share will be issued. Distributions on fractional shares will be credited to your account. If you terminate your account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of shares at the time of termination.

You may withdraw from the Plan at any time, without penalty, by notifying the Agent in writing at the address above or by telephone at 1-800/331-1710. Such termination will be effective with respect to a Distribution if the Agent receives your notice prior to the Distribution record date. The Agent or the Fund may terminate the Plan upon notice to you in writing mailed at least 30 days prior to any record date for the payment of any Distribution. Upon any termination, the Agent will issue, without charge, stock certificates for all full shares you own and will convert any fractional shares you hold at the time of termination to cash at current market price and send you a check for the proceeds.

The Fund or the Agent may amend the Plan. You will receive written notice at least 30 days before the effective date of any amendment.



                                                               Annual Report | 9

Franklin Templeton
Limited Duration Income Trust

FINANCIAL HIGHLIGHTS


-------------------------------------------------------------------------------------------------------
                                                                                          PERIOD ENDED
                                                                                            MARCH 31,
                                                                                             2004 E
-------------------------------------------------------------------------------------------------------
PER COMMON SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....................................................     $14.33
                                                                                             ----------

Income from investment operations:

 Net investment income a .................................................................        .53

 Net realized and unrealized gains (losses) ..............................................        .63

 Dividends to preferred shareholders from net investment income ..........................       (.03)
                                                                                             ----------
Total from investment operations .........................................................       1.13
                                                                                             ----------
Less distributions to common shareholders from net investment income .....................       (.59)
                                                                                             ----------
Offering costs charged to capital:

 Common shares ...........................................................................       (.03)

 Preferred shares ........................................................................       (.09)
                                                                                             ----------
Total offering costs .....................................................................       (.12)
                                                                                             ----------
Net asset value, end of period ...........................................................     $14.75
                                                                                             ----------
Market value, end of period b ............................................................     $14.87
                                                                                             ----------

Total return [based on market value per share] c .........................................       3.16%

RATIOS/SUPPLEMENTAL DATA

Net assets applicable to common shares, end of period (000's) ............................   $393,125

Ratios to average net assets applicable to common shares:

 Expenses ................................................................................       1.11%f

 Net investment income ...................................................................       6.12%f

Portfolio turnover rate ..................................................................      45.08%

Portfolio turnover rate excluding mortgage dollar rollsd .................................      41.02%

Asset coverage per preferred share .......................................................    $76,727

Liquidation preference per preferred share ...............................................    $25,000



a Based on average common shares outstanding.
b Based on the last sale on the American Stock Exchange.
c Total return is not annualized for periods less than one year.
d See Note 1(d) regarding mortgage dollar rolls.
e For the period August 27, 2003 (commencement of operations) to March 31, 2004. f Annualized.


10 |See notes to financial statements.|Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004



---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E          VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS 59.0%
  AUTOMOTIVE 1.1%
  Ford Motor Credit Co., note, 7.875%, 6/15/10 ......................................  $   4,000,000         $   4,481,396
                                                                                                             --------------

  COMMERCIAL SERVICES .8%
  JohnsonDiversey Inc., zero cpn. to 5/15/07, 10.67% thereafter, 5/15/13 ............      4,300,000             3,268,000
                                                                                                             --------------

  COMMUNICATIONS 8.0%
  American Cellular Corp., senior note, 10.00%, 8/01/11 .............................      4,000,000             3,860,000
  Inmarsat Finance PLC, senior note, 144A, 7.625%, 6/30/12 (United Kingdom) .........      3,000,000             3,142,500
a MCI Communications Corp., senior note, 6.95%, 8/15/06 .............................      4,000,000             3,180,000
  Millicom International Cellular SA, senior note, 144A, 10.00%, 12/01/13
    (Luxembourg) ....................................................................      4,000,000             4,180,000
  Nextel Communications Inc., senior note, 9.375%, 11/15/09 .........................      4,000,000             4,370,000
  Qwest Services Corp., note, 144A, 13.00%, 12/15/07 ................................      4,000,000             4,620,000
  Rural Cellular Corp., senior note, 9.875%, 2/01/10 ................................      4,000,000             4,030,000
  Time Warner Telecom Inc., senior note, 10.125%, 2/01/11 ...........................      2,000,000             1,855,000
  Time Warner Telecom Inc., senior note, 144A, 9.25%, 2/15/14 .......................      2,000,000             2,030,000
                                                                                                             --------------
                                                                                                                31,267,500
                                                                                                             --------------

  CONSUMER DURABLES 1.7%
  D. R. Horton Inc., senior note, 8.00%, 2/01/09 ....................................      4,000,000             4,640,000
  True Temper Sports Inc., senior sub. note, 144A, 8.375%, 9/15/11 ..................      2,000,000             2,050,000
                                                                                                             --------------
                                                                                                                 6,690,000
                                                                                                             --------------

  CONSUMER NON-DURABLES 3.4%
  Altria Group Inc., note, 7.20%, 2/01/07 ...........................................      4,000,000             4,403,428
  Revlon Consumer Products, senior secured note, 12.00%, 12/01/05 ...................      4,000,000             4,360,000
  Smithfield Foods Inc., senior note, 8.00%, 10/15/09 ...............................      4,000,000             4,490,000
                                                                                                             --------------
                                                                                                                13,253,428
                                                                                                             --------------

  CONSUMER SERVICES 13.8%
  Advanstar Communications, senior secured note, 10.75%, 8/15/10 ....................      4,000,000             4,415,000
  Aztar Corp., senior sub. note, 9.00%, 8/15/11 .....................................      4,000,000             4,515,000
  Charter Communications Holdings II, senior note, 144A, 10.25%, 9/15/10 ............      4,000,000             4,140,000
  CSC Holdings Inc., senior note, 8.125%, 7/15/09 ...................................      4,000,000             4,320,000
  Dex Media West LLC, senior sub. note, 144A, 9.875%, 8/15/13 .......................      4,000,000             4,460,000
  DIRECTV Holdings/Finance, senior note, 8.375%, 3/15/13 ............................      4,000,000             4,580,000
  HMH Properties Inc., senior note, B, 7.875%, 8/01/08 ..............................      4,000,000             4,170,000
  Lin Television Corp., senior note, 8.00%, 1/15/08 .................................      4,000,000             4,330,000
  Park Place Entertainment Corp., senior sub. note, 9.375%, 2/15/07 .................      4,000,000             4,520,000
  Paxson Communications Corp, senior secured floating rate note, 3.89%, 1/15/10 .....      3,500,000             3,532,812
  Pinnacle Entertainment, senior sub. note, 8.75%, 10/01/13 .........................        800,000               818,000
  Pinnacle Entertainment, senior sub. note, B, 9.25%, 2/15/07 .......................      2,077,000             2,136,714
  Quebecor Media Inc., senior disc. note, zero cpn. to 7/15/06, 13.75% thereafter,
    7/15/11 (Canada) ................................................................      4,000,000             3,660,000
  Royal Caribbean Cruises Ltd., senior note, 8.00%, 5/15/10 .........................      4,000,000             4,540,000
                                                                                                             --------------
                                                                                                                54,137,526
                                                                                                             --------------



                                                              Annual Report | 11

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)



---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  ELECTRONIC TECHNOLOGY 1.0%
  Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 (Singapore) ......  $   4,000,000         $   4,230,000
                                                                                                             --------------

  ENERGY MINERALS 1.1%
  Westport Resources Corp., senior sub. note, 8.25%, 11/01/11 .......................      4,000,000             4,470,000
                                                                                                             --------------

  HEALTH SERVICES 1.5%
  Healthsouth Corp., senior note, 8.50%, 2/01/08 ....................................      2,400,000             2,406,000
  Tenet Healthcare Corp., senior note, 6.375%, 12/01/11 .............................      4,000,000             3,480,000
                                                                                                             --------------
                                                                                                                 5,886,000
                                                                                                             --------------

  HEALTH TECHNOLOGY .7%
  Alliance Imaging Inc., senior sub. note, 10.375%, 4/15/11 .........................      3,000,000             3,007,500
                                                                                                             --------------

  INDUSTRIAL SERVICES 1.5%
  Hanover Equipment Trust 01, A, 8.50%, 9/01/08 .....................................      4,000,000             4,300,000
  URS Corp., senior note, 11.50%, 9/15/09 ...........................................      1,300,000             1,475,500
                                                                                                             --------------
                                                                                                                 5,775,500
                                                                                                             --------------

  NON-ENERGY MINERALS 1.9%
  Century Aluminum Co., first mortgage, senior secured note, 11.75%, 4/15/08 ........      3,000,000             3,375,000
  Ispat Inland ULC, senior secured note, 7.86%, 4/01/10 .............................      4,000,000             4,080,000
                                                                                                             --------------
                                                                                                                 7,455,000
                                                                                                             --------------

  PROCESS INDUSTRIES 7.6%
  Georgia-Pacific Corp., senior note, 9.375%, 2/01/13 ...............................      4,000,000             4,730,000
  Graham Packaging Co., senior disc. note, B, 10.75%, 1/15/09 .......................      1,000,000             1,037,500
  Graham Packaging Co., senior sub. note, 144A, 8.75%, 1/15/08 ......................      1,500,000             1,545,000
  Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 .........................        500,000               515,000
  Huntsman ICI Holdings LLC, senior disc. note, zero cpn., 12/31/09 .................      6,000,000             2,790,000
  IMC Global Inc., senior note, 10.875%, 6/01/08 ....................................      4,000,000             4,840,000
  Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ..............................      4,000,000             4,240,000
  Lyondell Chemical Co., senior secured note, B, 9.875%, 5/01/07 ....................      4,000,000             4,170,000
  Nalco Co., senior note, 144A, 7.75%, 11/15/11 .....................................      2,000,000             2,100,000
  Owens-Illinois Inc., senior note, 7.80%, 5/15/18 ..................................      4,000,000             3,720,000
                                                                                                             --------------
                                                                                                                29,687,500
                                                                                                             --------------

  PRODUCER MANUFACTURING 4.0%
  Case New Holland Inc., senior note, 144A, 9.25%, 8/01/11 ..........................      4,000,000             4,540,000
  Hutchison Whampoa International Ltd., senior note, 144A, 5.45%, 11/24/10
    (Hong Kong) .....................................................................      4,000,000             4,140,044
  Invensys PLC, senior note, 144A, 9.875%, 3/15/11 (United Kingdom) .................      3,000,000             3,090,000
  TRW Automotive Inc., senior note, 9.375%, 2/15/13 .................................      1,585,000             1,830,675
  TRW Automotive Inc., senior sub. note, 11.00%, 2/15/13 ............................      1,852,000             2,222,400
                                                                                                             --------------
                                                                                                                15,823,119
                                                                                                             --------------




12 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  BONDS (CONT.)
  RETAIL TRADE 1.2%
  Delhaize America Inc., 8.125%, 4/15/11 ............................................  $   4,000,000         $   4,620,000
                                                                                                             --------------

  TRANSPORTATION 3.3%
  CP Ships Ltd., senior note, 10.375%, 7/15/12 (Canada) .............................      4,000,000             4,755,000
  Laidlaw International Inc., senior note, 144A, 10.75%, 6/15/11 ....................      4,000,000             4,500,000
  United Air Lines Inc., 00-1, 7.73%, 7/01/10 .......................................      4,000,000             3,590,000
                                                                                                             --------------
                                                                                                                12,845,000
                                                                                                             --------------

  UTILITIES 6.4%
  Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10 ..........................      4,000,000             3,700,000
  CMS Energy Corp., senior note, 9.875%, 10/15/07 ...................................      4,000,000             4,430,000
  Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .................................      2,000,000             1,900,000
  Dynegy Holdings Inc., senior secured note 2nd priority, 144A, 9.875%, 7/15/10 .....      2,000,000             2,185,000
  Edison Mission, senior note, 9.875%, 4/15/11 ......................................      4,000,000             4,230,000
  Utilicorp United Inc., senior note, 9.95%, 2/01/11 ................................      4,000,000             4,200,000
  Williams Cos. Inc., senior note, 8.625%, 6/01/10 ..................................      4,000,000             4,420,000
                                                                                                             --------------
                                                                                                                25,065,000
                                                                                                             --------------

  TOTAL BONDS (COST $223,215,468) ...................................................                          231,962,469
                                                                                                             --------------

  U.S. GOVERNMENT AGENCIES/MORTGAGES 31.0%
  FHLMC, 4.50%, 6/01/18 .............................................................      2,901,320             2,943,483
  FHLMC, 4.50%, 9/01/18 .............................................................      1,936,188             1,964,326
  FHLMC, 5.00%, 9/01/18 .............................................................      7,597,895             7,822,462
  FHLMC, 5.00%, 11/01/18 ............................................................      3,819,432             3,932,320
  FHLMC, 7.00%, 9/01/27 .............................................................      2,721,467             2,892,955
  FHLMC, 6.00%, 7/01/28 .............................................................        278,345               289,825
  FHLMC, 8.00%, 1/01/31 .............................................................      1,005,882             1,087,982
  FHLMC, 8.50%, 7/01/31 .............................................................      8,331,478             9,047,429
  FHLMC, 6.00%, 2/01/33 .............................................................        804,781               837,020
  FHLMC, 6.00%, 4/01/33 .............................................................        872,059               906,992
  FHLMC, 5.00%, 8/01/33 .............................................................      6,839,618             6,880,998
  FHLMC, 5.50%, 8/01/33 .............................................................      9,065,606             9,300,759
  FHLMC, 5.00%, 9/01/33 .............................................................      2,454,680             2,469,531
  FHLMC, 6.00%, 9/01/33 .............................................................      6,359,270             6,614,013
  FHLMC, 5.00%, 10/01/33 ............................................................      4,876,930             4,906,436
  FHLMC, 5.00%, 11/01/33 ............................................................      1,473,006             1,481,917
  FNMA, 5.00%, 10/01/17 .............................................................      3,437,656             3,537,949
  FNMA, 5.50%, 10/01/17 .............................................................      2,696,390             2,812,888
  FNMA, 5.50%, 4/01/18 ..............................................................      4,379,568             4,567,617
  FNMA, 7.00%, 9/01/18 ..............................................................      1,113,332             1,184,798
  FNMA, 8.50%, 8/01/26 ..............................................................      1,053,176             1,153,385
  FNMA, 8.00%, 10/01/29 .............................................................        789,125               862,619
  FNMA, 6.50%, 8/01/32 ..............................................................      5,210,387             5,475,769
  FNMA, 6.00%, 4/01/33 ..............................................................      2,790,847             2,906,751
  FNMA, 5.50%, 8/01/33 ..............................................................        525,572               538,956


                                                              Annual Report | 13

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
  FNMA, 5.50%, 9/01/33 ..............................................................  $   9,534,966         $   9,777,779
  FNMA, 5.50%, 10/01/33 .............................................................      5,310,044             5,445,267
  GNMA, 7.00%, 12/20/28 .............................................................        588,942               626,726
  GNMA, 7.00%, 1/20/29 ..............................................................        431,478               458,900
  GNMA, 7.00%, 12/20/30 .............................................................      4,713,072             5,010,621
  GNMA, 6.50%, 11/15/32 .............................................................      6,059,060             6,399,407
  GNMA, 5.50%, 6/15/33 ..............................................................        966,950               995,789
  GNMA, 5.00%, 10/20/33 .............................................................      6,031,766             6,076,235
  GNMA II, 7.00%, 1/20/24 ...........................................................        525,237               561,334
                                                                                                             --------------
  TOTAL U.S. GOVERNMENT AGENCIES/MORTGAGES (COST $119,532,435) ......................                          121,771,238
                                                                                                             --------------

  OTHER MORTGAGES/ASSET BACKED SECURITIES 10.6%
  Argent Securities Inc., Series 2003-W5, M4, 4.84%, 10/25/33 .......................      4,000,000             4,237,187
  GSR Mortgage Trust, Series 2003-AHL, B1, 6.00%, 10/25/33 ..........................      5,000,000             5,291,211
  Merrill Lynch Mortgage Investors Inc., Series 2003-OPT1, B2, 3.87%, 7/25/34 .......      1,000,000             1,037,428
  Morgan Stanley ABS Capital, Series 2003-HE3, B1, 4.42%, 10/25/33 ..................      3,500,000             3,657,500
  Morgan Stanley ABS Capital, Series 2003-NC10, B1, 5.20%, 10/25/33 .................      3,000,000             3,135,000
  Morgan Stanley Dean Witter Capital Trust I, Series 2003-NC3, B1, 4.11%, 3/25/33 ...      4,508,000             4,671,523
  Morgan Stanley, Series 2003-HB1, D, 144A, 5.50%, 4/15/11 ..........................      3,000,000             2,938,125
  New Century Home Equity Loan Trust, Series 2003-2, M3, 4.981%, 1/25/33 ............      5,000,000             5,189,214
  Option One Mortgage Loan Trust, 4.42%, 11/25/33 ...................................      3,500,000             3,666,413
  Residential Asset Securities Corp., Series 2003-KS10, MII3, 3.67%, 12/25/33 .......      1,500,000             1,539,695
  Specialty Underwriting and Residential Finance, Series 03-BC4, 3.619%, 11/25/34 ...      1,500,000             1,561,620
  Structured Asset Investment Loan Trust, Series 03-BC13, 3.868%, 11/25/33 ..........      3,340,000             3,430,473
  Structured Asset Investment, Series 2003-BC2, M3, 4.555%, 4/25/33 .................      1,471,000             1,509,005
                                                                                                             --------------
  TOTAL OTHER MORTGAGES/ASSET BACKED SECURITIES (COST $39,853,711) ..................                           41,864,394
                                                                                                             --------------

b SENIOR FLOATING RATE INTERESTS 39.5%
  COMMERCIAL SERVICES 1.5%
  CSG Systems Inc., Term Loan B, 4.66%, 12/31/07 ....................................      1,737,905             1,758,543
  DS Waters Enterprises LP, Term Loan, 3.938%, 11/07/09 .............................      3,970,000             3,962,556
                                                                                                             --------------
                                                                                                                 5,721,099
                                                                                                             --------------

  COMMUNICATIONS 6.0%
  AAT Communications Corp., Term Loan A, 4.84 - 4.98%, 8/13/09 ......................      1,000,000             1,002,500
  Alec Holdings Inc., Term Loan B, 4.375%, 8/20/10 ..................................      2,992,500             3,019,932
  American Tower Corp, Term Loan A, 3.36 - 3.41%, 6/30/07 ...........................        884,941               890,804
  Cincinnati Bell Inc., Term Loan D, 3.59 - 3.63%, 6/30/08 ..........................      1,691,500             1,717,295
  Crown Castle Operating Co., Term Loan B, 4.61%, 9/30/10 ...........................      3,980,000             4,048,094
  Dobson Cellular Systems Inc., Term Loan, 4.37 - 4.38%, 3/31/10 ....................      2,985,000             2,985,621
  GCI Holdings Inc., Term Loan, 4.36%, 10/30/04 .....................................        712,753               720,437
c Grapeclose Ltd. (Inmarsat), Term Loan B, 4.111%, 10/10/10 .........................      2,000,000             2,012,500
c Grapeclose Ltd. (Inmarsat), Term Loan C, 4.611%, 10/10/11 .........................      2,000,000             2,012,500
  Nextel Communications Inc., Term Loan E, 3.375%, 12/15/10 .........................      1,995,000             2,017,731
  Spectrasite Communications Inc., Term Loan C, 3.49%, 2/22/07 ......................      2,646,932             2,675,254
                                                                                                             --------------
                                                                                                                23,102,668
                                                                                                             --------------



14 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
b SENIOR FLOATING RATE INTERESTS (CONT.)
  CONSUMER DURABLES 2.2%
  BRP Holdings LP, Term Loan, 4.13%, 12/18/10 .......................................  $   4,000,000         $   4,040,000
  Landsource Communities Development LLC, Term Loan B, 3.625%, 3/31/10 ..............      1,000,000             1,016,875
  Sola International Inc., Term Loan, 3.62%, 12/05/09 ...............................      1,000,000             1,016,250
  Springs Industries Inc., Term Loan A, 4.625%, 3/05/07 .............................      2,492,169             2,499,957
                                                                                                             --------------
                                                                                                                 8,573,082
                                                                                                             --------------

  CONSUMER NON-DURABLES 3.5%
  Atkins Nutritionals Inc., First Lien Term Loan, 4.40%, 11/21/09 ...................      1,965,000             1,972,369
  B&G Foods Inc., Term Loan, 4.52%, 9/03/09 .........................................        995,000             1,002,877
  Dole Food Inc., Term Loan C, 3.688 - 5.50%, 3/28/08 ...............................        868,254               880,687
  Land O'Lakes Inc., Term Loan B, 4.59%, 10/11/08 ...................................        695,661               699,357
  Meow Mix, First Lien Term Loan, 4.61 - 4.73%, 8/21/09 .............................      3,950,000             3,935,188
  Michael Foods Inc., Term Loan B, 3.59 - 3.964%, 11/21/10 ..........................        698,250               709,597
  Southern Wine & Spirits of America Inc., Term Loan B, 3.36%, 6/21/08 ..............      1,691,500             1,710,793
  Suiza Foods Corp., Term Loan B, 3.11%, 7/15/08 ....................................      2,678,503             2,722,867
                                                                                                             --------------
                                                                                                                13,633,735
                                                                                                             --------------

  CONSUMER SERVICES 11.4%
  Alderwoods Group Inc., Term Loan B, 3.86 - 5.75%, 9/12/08 .........................      1,748,259             1,773,937
  Alliance Gaming Corp., Term Loan B, 3.788%, 8/22/09 ...............................      2,000,000             2,020,360
  Canwest Media Inc., Term Loan D, 3.872%, 5/15/09 (Canada) .........................      1,989,744             2,014,616
  Charter Communications Operating LLC, Term Loan B, 3.87%, 3/18/08 .................      1,984,810             1,978,608
  Cinram International, Term Loan B, 4.848%, 9/30/09 ................................      2,965,778             2,996,364
  Cinram International, Term Loan C, 6.848%, 3/31/10 ................................        982,698               989,607
  Dex Media West LLC, Term Loan B, 3.84 - 3.99%, 3/09/10 ............................      3,718,518             3,784,588
  DIRECTV Holdings, Term Loan, 3.36 - 3.45%, 3/06/10 ................................      1,980,000             2,004,255
  Extended Stay America Inc., Term Loan A-1, 4.09%, 7/24/07 .........................        858,739               859,097
  Extended Stay America Inc., Term Loan A-2, 4.09%, 7/24/07 .........................      1,426,975             1,427,570
  Green Valley Ranch Gaming LLC, Term Loan B, 3.86%, 12/05/10 .......................        997,500             1,013,709
  Houston Limited Partners NFL Holdings LP, Term Loan B, 2.875 - 2.938%, 1/05/11 ....      1,000,000             1,010,313
  Insight Midwest Holdings, Term Loan, 3.938%, 12/31/09 .............................      2,024,925             2,039,268
  MCC Iowa (Broadband), Term Loan B-1, 3.62%, 9/12/10 ...............................      2,000,000             2,022,614
  Medianews Group Inc., Term Loan B, 3.09%, 12/30/10 ................................      2,493,750             2,524,922
  Primedia Inc., Term Loan B, 3.875 - 3.938%, 6/30/09 ...............................      2,500,000             2,485,625
  Rainbow Media Holdings Inc., Term Loan C, 3.38%, 12/31/09 .........................      2,493,730             2,526,460
  Readers Digest Association Inc., Term Loan B, 4.188 - 4.25%, 5/20/08 ..............      1,408,074             1,419,844
  Scientific Games Corp., Term Loan C, 3.85%, 12/31/09 ..............................      1,995,000             2,024,925
  Six Flags Theme Parks, Term Loan B, 3.60 - 3.63%, 6/30/09 .........................      4,000,000             4,043,332
  Vivendi Universal Entertainment, Term Loan, 3.84%, 6/24/08 ........................      2,000,000             2,016,562
  Wyndham International Inc., Term Loan B, 5.875%, 6/30/06 ..........................      1,915,465             1,855,264
                                                                                                             --------------
                                                                                                                44,831,840
                                                                                                             --------------




                                                              Annual Report | 15

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
b SENIOR FLOATING RATE INTERESTS (CONT.)
  ELECTRONIC TECHNOLOGY .9%
  AMI Semiconductor Inc., Term Loan, 3.59%, 9/26/08 .................................  $   2,686,500         $   2,716,723
c Itron Inc., Term Loan B, 5.25%, 11/24/10 ..........................................      1,000,000             1,015,313
                                                                                                             --------------
                                                                                                                 3,732,036
                                                                                                             --------------

  ENERGY MINERALS .3%
  Peabody Energy Corp., Term Loan B, 2.846 - 2.86%, 3/21/10 .........................      1,000,000             1,005,729
                                                                                                             --------------

  FINANCE 1.0%
  Conseco Inc., Term Loan A, 7.25%, 9/01/09 .........................................      3,076,923             3,087,178
  Conseco Inc., Term Loan B, 9.50%, 9/01/09 .........................................        923,077               926,154
                                                                                                             --------------
                                                                                                                 4,013,332
                                                                                                             --------------

  HEALTH SERVICES 1.7%
  AMN Healthcare Services Inc., Term Loan B, 4.11%, 10/02/08 ........................      1,000,000             1,017,500
  Davita Inc., Term Loan B, 3.12 - 3.213%, 3/31/09 ..................................      3,674,655             3,718,292
  Multiplan Inc., Term Loan, 3.86%, 3/04/09 .........................................      1,000,000             1,012,500
  Quintiles Transnational Corp., Term Loan B, 5.36%, 9/25/09 ........................        995,000             1,016,144
                                                                                                             --------------
                                                                                                                 6,764,436
                                                                                                             --------------

  HEALTH TECHNOLOGY .5%
  DJ Orthopedics Inc., Term Loan B, 3.875%, 6/03/09 .................................      1,975,000             2,002,156
                                                                                                             --------------

  INDUSTRIAL SERVICES 1.3%
  Allied Waste North America Inc., Term Loan C, 3.86%, 1/15/10 ......................      1,000,000             1,016,667
  Washington Group, Synthetic Term Loan, .99%, 10/01/07 .............................      4,000,000             4,009,000
                                                                                                             --------------
                                                                                                                 5,025,667
                                                                                                             --------------

  NON-ENERGY MINERALS .9%
  International Steel Group, Term Loan B, 5.09%, 5/05/07 ............................      2,671,926             2,681,945
  St. Marys Cement Inc., Term Loan B, 3.61%, 11/24/09 ...............................        997,500             1,009,969
                                                                                                             --------------
                                                                                                                 3,691,914
                                                                                                             --------------

  PROCESS INDUSTRIES 1.7%
  Berry Plastics, Term Loan C, 3.63%, 6/30/10 .......................................        995,000             1,006,194
  Kraton Polymers LLC, Term Loan B, 3.75%, 12/24/10 .................................        997,222             1,014,881
  Nalco Company, Term Loan B, 3.59%, 11/04/10 .......................................      3,851,538             3,889,453
  Tekni-Plex Inc., Term Loan B, 5.125%, 6/21/08 .....................................        763,303               767,755
                                                                                                             --------------
                                                                                                                 6,678,283
                                                                                                             --------------

  PRODUCER MANUFACTURING 3.0%
  Day International Group Inc., Term Loan B, 5.59 - 5.61%, 9/10/09 ..................        955,957               963,526
  Masonite International Corp, Term Loan C-2, 3.375%, 8/31/08 .......................      1,000,000             1,010,625
  Metaldyne, Term Loan D, 5.40%, 12/31/09 ...........................................      1,757,595             1,759,792



16 | Annual Report

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT E         VALUE
---------------------------------------------------------------------------------------------------------------------------
b SENIOR FLOATING RATE INTERESTS (CONT.)
  PRODUCER MANUFACTURING (CONT.)
  Rayovac Corp., Term Loan B, 3.59 - 3.63%, 10/01/09 ................................  $     810,726         $     816,174
  Roper Industries Inc., Term Loan, 3.11 - 3.12%, 12/19/08 ..........................        987,500             1,000,770
  Sensus Metering Systems Inc., Term Loan, 4.17%, 12/16/10 ..........................        997,500             1,004,150
  Trimas Corp., Term Loan B, 4.60%, 12/06/09 ........................................      1,311,338             1,319,807
  TRW Automotive Acquisition Corp., Term Loan A-1, 2.938%, 2/28/09 ..................      2,000,000             2,019,688
  TRW Automotive Acquisition Corp., Term Loan D-1, 3.438%, 2/28/11 ..................      2,000,000             2,034,108
                                                                                                             --------------
                                                                                                                11,928,640
                                                                                                             --------------

  REAL ESTATE INVESTMENT TRUSTS .2%
  Newkirk Master LP, Term Loan, 5.61 - 5.713%, 10/24/06 .............................        967,766               977,443
                                                                                                             --------------

  RETAIL TRADE .3%
  CSK Auto Inc., Term Loan B, 3.37%, 6/20/09 ........................................        500,000               509,355
  Pantry Inc., Term Loan, 3.84%, 3/12/11 ............................................        727,834               738,296
                                                                                                             --------------
                                                                                                                 1,247,651
                                                                                                             --------------

  TECHNOLOGY SERVICES .2%
  Worldspan, Term Loan, 4.875 - 4.938%, 6/30/07 .....................................        825,600               829,986
                                                                                                             --------------

  TRANSPORTATION 1.2%
  Laidlaw International Inc., Term Loan B, 5.50%, 6/17/09 ...........................      1,939,394             1,976,567
  Yellow Corp., Term Loan, 2.84%, 5/24/07 ...........................................      1,168,831             1,176,502
  Yellow Corp., Term Loan, 2.91%, 5/24/07 ...........................................      1,636,364             1,647,103
                                                                                                             --------------
                                                                                                                 4,800,172
                                                                                                             --------------

  UTILITIES 1.7%
  AES Corp., Term Loan B, 5.32%, 4/30/08 ............................................        571,431               579,645
  Calpine Corp., Second Lien Term Loan, 6.87%, 7/15/07 ..............................      1,990,000             1,873,088
  Centerpoint Energy Inc., Term Loan B, 4.68%, 10/07/06 .............................      3,978,378             4,079,083
                                                                                                             --------------
                                                                                                                 6,531,816
                                                                                                             --------------
  TOTAL SENIOR FLOATING RATE INTERESTS (COST $153,725,266) ..........................                          155,091,685
                                                                                                             --------------

  FOREIGN GOVERNMENT AND AGENCY SECURITIES 4.2%
  Government of New Zealand, 8.00%, 11/15/06 ........................................      3,600,000 NZD         2,548,283
  Kingdom of Norway, 6.75%, 1/15/07 .................................................     10,700,000 NOK         1,722,308
  Kingdom of Sweden, 8.00%, 8/15/07 .................................................     10,900,000 SEK         1,673,814
  Kingdom of Thailand, 8.50%, 10/14/05 ..............................................    120,000,000 THB         3,390,976
  Korea Treasury Bond, 6.90%, 1/16/07 ...............................................  5,100,000,000 KRW         4,787,476
  New South Wales Treasury Corp., 6.50%, 5/01/06 ....................................      3,300,000 AUD         2,575,070
                                                                                                             --------------
  TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $16,445,508) .................                           16,697,927
                                                                                                             --------------




                                                              Annual Report | 17

Franklin Templeton
Limited Duration Income Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2004 (CONTINUED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                            SHARES               VALUE
---------------------------------------------------------------------------------------------------------------------------
  PREFERRED STOCK (COST $4,146,704) 1.1%
  HEALTH SERVICES
  Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 (Germany) ................          4,000         $   4,370,000
                                                                                                             --------------
  TOTAL LONG TERM INVESTMENTS (COST $556,919,092) ...................................                          571,757,713
                                                                                                             --------------
  SHORT TERM INVESTMENT (COST $13,764,321) 3.5%
d Franklin Institutional Fiduciary Trust Money Market Portfolio .....................     13,764,321            13,764,321
                                                                                                             --------------
  TOTAL INVESTMENTS (COST $570,683,413) 148.9% ......................................                          585,522,034
  PREFERRED SHARES (48.3)% ..........................................................                         (190,000,000)
  OTHER ASSETS, LESS LIABILITIES (.6)% ..............................................                           (2,397,325)
                                                                                                             --------------
  NET ASSETS APPLICABLE TO COMMON SHARES 100.0% .....................................                        $ 393,124,709
                                                                                                             --------------

CURRENCY ABBREVIATIONS | AUD - Australian Dollar | KRW - Korean Won | NOK - Norwegian Krone
                         NZD - New Zealand Dollar | SEK - Swedish Krona | THB - Thai Baht



a The Fund discontinues accruing income on defaulted securities. See Note 9.
b See Note 1(e) regarding senior floating rate interests.
c See Note 1(c) regarding securities purchased on a delayed delivery basis.
d See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust
  Money Market Portfolio.
e The principal amount is stated in U.S. dollars unless otherwise indicated.


18 |See notes to financial statements. | Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2004



Assets:
 Investments in securities:
  Cost ....................................................................................................  $ 570,683,413
                                                                                                             --------------
  Value ...................................................................................................    585,522,034
 Cash .....................................................................................................      1,479,885
 Receivables:
  Investment securities sold ..............................................................................        452,635
  Interest ................................................................................................      6,166,098
                                                                                                             --------------
      Total assets ........................................................................................    593,620,652
                                                                                                             --------------
Liabilities:
 Payables:
  Investment securities purchased .........................................................................      7,199,553
  Affiliates ..............................................................................................        346,293
 Distributions to shareholders ............................................................................      2,633,409
 Other liabilities ........................................................................................        316,688
                                                                                                             --------------
      Total liabilities ...................................................................................     10,495,943
                                                                                                             --------------
Preferred shares at redemption value [$25,000 liquidation preference per share (7,600 shares outstanding)]     190,000,000
                                                                                                             --------------
       Net assets applicable to common shares .............................................................  $ 393,124,709
                                                                                                             --------------
Net assets applicable to common shares consist of:
 Distributions in excess of net investment income .........................................................  $  (1,480,626)
 Net unrealized appreciation (depreciation) ...............................................................     14,843,621
 Accumulated net realized gain (loss) .....................................................................      1,005,611
 Capital shares ...........................................................................................    378,756,103
                                                                                                             --------------
       Net assets applicable to common shares .............................................................  $ 393,124,709
                                                                                                             --------------
Net asset value per common share ($393,124,709 / 26,653,938 common shares outstanding) ....................         $14.75
                                                                                                             --------------




                         Annual Report | See notes to financial statements. | 19

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF OPERATIONS
for the period ended March 31, 2004a


Investment income:
 Dividends .................................................................................................  $    124,997
 Interest ..................................................................................................    16,351,330
                                                                                                              -------------
      Total investment income ..............................................................................    16,476,327
                                                                                                              -------------
Expenses:
 Management fees (Note 4) ..................................................................................     1,461,433
 Administrative fees (Note 4) ..............................................................................       607,549
 Transfer agent fees .......................................................................................        20,771
 Custodian fees ............................................................................................         5,354
 Reports to shareholders ...................................................................................        40,289
 Professional fees .........................................................................................        43,730
 Trustees' fees and expenses ...............................................................................        23,435
 Auction agent fees and expenses ...........................................................................       185,339
 Other .....................................................................................................       140,202
                                                                                                              -------------
      Total expenses .......................................................................................     2,528,102
      Expenses paid indirectly (Note 5) ....................................................................          (710)
                                                                                                              -------------
       Net expenses ........................................................................................     2,527,392
                                                                                                              -------------
        Net investment income ..............................................................................    13,948,935
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ..............................................................................................     2,228,293
  Foreign currency transactions ............................................................................        (7,863)
                                                                                                              -------------
       Net realized gain (loss) ............................................................................     2,220,430
                                                                                                              -------------
 Net unrealized appreciation (depreciation) on:
  Investments ..............................................................................................    14,838,621
  Translation of assets and liabilities denominated in foreign currencies ..................................         5,000
                                                                                                              -------------
       Net unrealized appreciation (depreciation) ..........................................................    14,843,621
                                                                                                              -------------
Net realized and unrealized gain (loss) ....................................................................    17,064,051
                                                                                                              -------------
Net increase (decrease) in net assets resulting from operations ............................................    31,012,986
Distributions to preferred shareholders from net investment income .........................................      (876,027)
                                                                                                              -------------
Net increase (decrease) in net assets applicable to common shares resulting from operations ................  $ 30,136,959
                                                                                                              -------------




a For the period August 27, 2003 (commencement of operations) to March 31, 2004.




20 |See notes to financial statements.|Annual Report

Franklin Templeton
Limited Duration Income Trust

FINANCIAL STATEMENTS (CONTINUED)


STATEMENT OF CHANGES IN NET ASSETS
for the period ended March 31, 2004a



                                                                                                              --------------
                                                                                                                   2004
                                                                                                              --------------
Increase (decrease) in net assets applicable to common shares:
 Operations:
  Net investment income ...................................................................................   $ 13,948,935
  Net realized gain (loss) from investments and foreign currency transactions .............................      2,220,430
  Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities
   denominated in foreign currencies ......................................................................     14,843,621
  Distributions to preferred shareholders from net investment income ......................................       (876,027)
                                                                                                             --------------
      Net increase (decrease) in net assets applicable to common shares resulting from operations .........     30,136,959
 Distributions to common shareholders from net investment income ..........................................    (15,768,522)
 Capital share transactions:
  Net proceeds from sale of common stock (Note 2) .........................................................    380,472,000
  Common stock offering costs (Note 1(h) and Note 2) ......................................................       (796,800)
  Preferred stock offering costs and underwriting discounts (Note 1(h) and Note 3) ........................     (2,311,090)
  Reinvestment of distributions ...........................................................................      1,292,162
                                                                                                             --------------
 Total capital share transactions .........................................................................    378,656,272
      Net increase (decrease) in net assets ...............................................................    393,024,709
Net assets applicable to common shares:
 Beginning of periodb .....................................................................................        100,000
                                                                                                             --------------
 End of period ............................................................................................   $393,124,709
                                                                                                             --------------
Distributions in excess of net investment income included in net assets:
 End of period ............................................................................................   $ (1,480,626)
                                                                                                             --------------


a For the period August 27, 2003 (commencement of operations) to March 31, 2004. b On August 19, 2003, the Fund was seeded by Franklin Advisers Inc. with aggregate proceeds of $100,000.




                         Annual Report | See notes to financial statements. | 21

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Templeton Limited Duration Income Trust (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The Fund seeks high current income. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined but prior to 4:00 PM ET or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund invests in senior secured corporate loans and senior secured debt that meet credit standards established by Franklin Advisers Inc. The Fund values such securities based on quotations provided by banks, broker/dealers or pricing services experienced in such matters.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.







22 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, OR TBA BASIS

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date.

D. MORTGAGE DOLLAR ROLLS

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase a mortgage-backed security at a future date. Gains or losses are realized at the time of the sale and the difference between the repurchase price and sale price is recorded as an unrealized gain to the Fund. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill their obligations.

E. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR).

F. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Facility fees are recognized as income over the expected term of the loan. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

H. OFFERING COSTS

Offering costs are charged to paid-in-capital upon the sale of Fund shares.






                                                              Annual Report | 23

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. SHARES OF BENEFICIAL INTEREST

On August 27, 2003, the Fund completed its initial public offering. On September 25, 2003 and October 14, 2003, the Fund issued additional shares in connection with the exercise of the underwriters' over-allotment allocation option. Shares were issued at $15.00 per share before the underwriters' discount of $0.675 per share. The Fund's investment manager agreed in advance to assume as its own expense all offering and organizational expenses in excess of $.03 per share, excluding the underwriters' discount.

Transactions in the Fund's common shares were as follows:

                                          --------------------------------------------------------
                                                                       UNDERWRITERS'  PROCEEDS TO
                                            SHARES          AMOUNT       DISCOUNT      THE FUND
                                          --------------------------------------------------------
Initial Public Offering ................   24,600,000   $369,000,000   $16,605,000   $352,395,000
Over-Allotment Allocation ..............    1,960,000     29,400,000     1,323,000     28,077,000
Shares issued in reinvestment of
 distributions .........................       86,957      1,292,162            --      1,292,162
                                          --------------------------------------------------------
      Total ............................   26,646,957   $399,692,162   $17,928,000   $381,764,162
                                          --------------------------------------------------------

At March 31, 2004, there were 28,290,900 shares authorized (no par value).










24 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





3. AUCTION RATE PREFERRED SHARES

On November 7, 2003, the Fund issued 2,534 Preferred Shares Series M, 2,533 Preferred Shares Series W and 2,533 Preferred Shares Series F, each with a $25,000 liquidation preference per share, totaling $190,000,000. Dividends to preferred shareholders are cumulative and are declared weekly, at rates established through an auction process. During the period ended March 31, 2004, the dividends on Preferred Shares ranged from 1.02% to 1.70%.

The Fund is required to maintain on a weekly basis a specified discounted value of its portfolio in compliance with guidelines established by Fitch Ratings and Moody's Investor Services Inc., and is required to maintain asset coverage for the Preferred Shares of at least 200%.

The Preferred Shares are redeemable by the Fund at any time and are subject to mandatory redemption if the asset coverage or discounted value requirements are not met. During the period ended March 31, 2004, all requirements were met.


4. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------
  ENTITY                                               AFFILIATION
-----------------------------------------------------------------------------
  Franklin Advisers Inc. (Advisers)                    Investment manager
  Franklin Templeton Services LLC (FT Services)        Administrative manager

The Fund pays an investment management fee and administrative fee to Advisers and FT Services of .50% and .20%, respectively, per year of the average daily net assets, plus the liquidation value of the preferred shares.


5. EXPENSE OFFSET ARRANGEMENTS

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.










                                                              Annual Report | 25

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





6. INCOME TAXES

At March 31, 2004, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................  $571,370,509
                                                           =============
Unrealized appreciation .................................  $ 15,503,218
Unrealized depreciation .................................    (1,351,693)
                                                           -------------
Net unrealized appreciation (depreciation) ..............  $ 14,151,525
                                                           =============
Distributable earnings - undistributed ordinary income ..  $  2,853,353
                                                           =============

The tax character of distributions paid during the period ended March 31, 2004, were as follows:

Distributions paid from ordinary income .................  $16,644,549

At March 31, 2004, the Fund has deferred currency losses occurring subsequent to October 31, 2003 of $7,863. For tax purposes, such losses will be reflected in the year ending March 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discount and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar rolls, paydown losses, and bond discount and premiums.


7. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2004 aggregated $742,060,413 and $186,393,987, respectively.


8. INVESTMENTS IN THE FRANKLIN INSTITUTIONAL FIDUCIARY MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $124,997 of dividend income from investment in the Sweep Money Fund for the period ended March 31, 2004.







26 | Annual Report

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 64.65% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities may be unsecured and subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or securities for which income has been deemed uncollectible. The Fund discontinues accruing income on these securities and provides an estimate for losses on interest receivable. At March 31, 2004, the value of these securities was $3,180,000, representing .81% of the Fund's net assets applicable to common shares. For information as to specific securities, see the accompanying Statement of Investments.


10. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.




                                                              Annual Report | 27

Franklin Templeton
Limited Duration Income Trust

NOTES TO FINANCIAL STATEMENTS (CONTINUED)





10. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS (CONTINUED)

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against the Fund's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.







28 | Annual Report

Franklin Templeton
Limited Duration Income Trust

INDEPENDENT AUDITORS' REPORT


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton Limited Duration Income Trust (the "Fund") at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the period August 27, 2003 (commencement of operations) through March 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 11, 2004



                                                              Annual Report | 29

Board Members and Officers

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS


------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 FRANK H. ABBOTT, III (83)       Trustee        Since 2003       113                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President and Director, Abbott Corporation (an investment company).
------------------------------------------------------------------------------------------------------------------------------------
 HARRIS J. ASHTON (71)           Trustee        Since 2003       142                       Director, Bar-S Foods (meat packing
 One Franklin Parkway                                                                      company).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President,
 Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
 ROBERT F. CARLSON (76)          Trustee        Since 2003       52                        None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Senior Member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and
 FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California;
 and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
 S. JOSEPH FORTUNATO (71)        Trustee        Since 2003       143                       None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
 FRANK W.T. LAHAYE (74)          Trustee        Since 2003       115                       Director, The California Center for
 One Franklin Parkway                                                                      Land Recycling (redevelopment).
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------



30 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GORDON S. MACKLIN (75)          Trustee        Since 2003       142                        Director, White Mountains Insurance
 One Franklin Parkway                                                                       Group, Ltd. (holding company); Martek
 San Mateo, CA 94403-1906                                                                   Biosciences Corporation; MedImmune, Inc.
                                                                                            (biotechnology); and Overstock.com
                                                                                            (Internet services); and FORMERLY,
                                                                                            Director, MCI Communication Corporation
                                                                                            (subsequently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communications
                                                                                            services) (1988-2002) and Spacehab, Inc.
                                                                                            (aerospace services) (1994-2003).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
 (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **MARTIN L. FLANAGAN (43)       Trustee and    Since 2003       5                          None
 One Franklin Parkway            Vice President
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin
 Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
 President and Chief Operating Officer, Templeton Investment Counsel, LLC; President and Director, Franklin Advisers, Inc.;
 Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief
 Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in
 Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 **CHARLES B. JOHNSON (71)       Trustee and    Since 2003       142                        None
 One Franklin Parkway            Chairman of
 San Mateo, CA 94403-1906        the Board

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Chairman of the Board, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
 Distributors, Inc.; Director, Fiduciary Trust Company International; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------



                      Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 **RUPERT H. JOHNSON, JR. (63)   Trustee and    Since 2003       125                        None
 One Franklin Parkway            Senior Vice
 San Mateo, CA 94403-1906        President

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice
 President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 HARMON E. BURNS (59)            Vice President Since 2003       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice Chairman, Member-Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
 Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services,
 Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
 and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 JIMMY D. GAMBILL (56)           Senior Vice    Since 2003       Not Applicable             None
 500 East Broward Blvd.          President
 Suite 2100                      and Chief
 Fort Lauderdale, FL 33394-3091  Executive
                                 Officer -
                                 Finance and
                                 Administration

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DAVID P. GOSS (56)              Vice President Since 2003       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
 Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
 Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------
 BARBARA J. GREEN (56)           Vice President Since 2003       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
 Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
 Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
 Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
 Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
 and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
 Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
 (until 1979).
------------------------------------------------------------------------------------------------------------------------------------




32 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                LENGTH OF        FUND COMPLEX OVERSEEN
 NAME, AGE AND ADDRESS           POSITION       TIME SERVED      BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
 GREGORY E. JOHNSON (42)         Vice President Since 2003       Not Applicable             None
 One Franklin Parkway
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Co-President and Chief Executive Officer, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Templeton
 Distributors, Inc.; President, Franklin Agency, Inc.; Vice President and Director, Franklin Advisers, Inc.; Director, Fiduciary
 Trust Company International; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
 DIOMEDES LOO-TAM (65)           Treasurer and  Since 2004       Not Applicable             None
 One Franklin Parkway            Chief Financial
 San Mateo, CA 94403-1906        Officer

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Officer of 51 of the investment companies in Franklin Templeton Investments; and Consultant, MyVest Corporation (software development company and investment advisory services); and FORMERLY, Director and member of Audit and Valuation Committees, Runkel
 Funds, Inc. (2002-2003); Treasurer/Controller of most of the investment companies in Franklin Templeton Investments (1985-2000);
 and Senior Vice President, Franklin Templeton Services, LLC (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------
 CHRISTOPHER J. MOLUMPHY (41)    President and  Since 2003       Not Applicable             None
 One Franklin Parkway            Chief
 San Mateo, CA 94403-1906        Executive
                                 Officer -
                                 Investment
                                 Management

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President, Franklin Advisers, Inc.; and officer of six of the investment companies in Franklin Templeton
 Investments.
------------------------------------------------------------------------------------------------------------------------------------
 MURRAY L. SIMPSON (66)          Vice President Since 2003       Not Applicable             None
 One Franklin Parkway            and Secretary
 San Mateo, CA 94403-1906

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
 Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
 Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
 Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's adviser and distributor.

**Martin L. Flanagan is considered to be an interested person of the Trust under the federal securities laws due to his position as officer of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.


THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAVE DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.


                                                              Annual Report | 33

Franklin Templeton
Limited Duration Income Trust

PROXY VOTING POLICIES AND PROCEDURES


The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention:
Proxy Group.



34 | Annual Report

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
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
Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS


INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.
2. The fund is only open to existing shareholders as well as select retirement plans.
3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.
8. Portfolio of insured municipal securities.
9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).
10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


02/04                                              Not part of the annual report

         [LOGO]
FRANKLIN[R] TEMPLETON[R]    One Franklin Parkway
       INVESTMENTS          San Mateo, CA 94403-1906


ANNUAL REPORT AND SHAREHOLDER INFORMATION
FRANKLIN TEMPLETON
LIMITED DURATION INCOME TRUST


INVESTMENT MANAGER
Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTF A2004 05/04





ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W.T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The inception date for this registrant was August 27, 2003, information for item 4 is only provided for fiscal year ended March 31, 2004.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $25,154 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003.

(b)      Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $45,000 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included attestation services.

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of the their financial statements were $2,910 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included attestation services.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $187 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $99,813 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The Fund's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)  pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the Fund by the auditors to the Fund's investment adviser or to any entity that controls, is controlled by or is under common control with the Fund's investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $147,910 for the fiscal year ended March 31, 2004 and $0 for the fiscal year ended March 31, 2003.

(h) No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers, Inc., in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors, trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as they align their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records will also be made available on-line at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV no later than August 31, 2004 and will reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS N/A

9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 10. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers.

(B)(1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

(B)(2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Diomedes Tam-Loo, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date    May 11, 2004


By /s/Diomedes Loo-Tam
Chief Financial Officer
Date    May 11, 2004